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                                                                       EXHIBIT A

                             JOINT FILING AGREEMENT

     The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

     The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Date:  May 17, 2001

                             U-C HOLDINGS, L.L.C.

                             By: Willis Stein & Partners, L.P.
                                 Its Managing Member

                             By: Willis Stein & Partners, L.L.C.
                                 Its General Partner

                             By: /s/ DANIEL M. GILL
                                 -------------------------------------------
                                 Daniel M. Gill
                                 Its: Managing Director

                             JOHN R. WILLIS

                             By:  /s/ DANIEL M. GILL
                                  -------------------------------------------
                                  Daniel M. Gill, pursuant to a Power
                                  of Attorney filed with the Commission

                             AVY H. STEIN

                             By: /s/ DANIEL M. GILL
                                 -------------------------------------------
                                 Daniel M. Gill, pursuant to a Power
                                 of Attorney filed with the Commission

                             DANIEL H. BLUMENTHAL

                             By: /s/ DANIEL M. GILL
                                 -------------------------------------------
                                 Daniel M. Gill, pursuant to a Power
                                 of Attorney filed with the Commission

                             DANIEL M. GILL

                                 /s/ DANIEL M. GILL
                                 -------------------------------------------